--------------------------------------------------------------------------------
                                                 WEITZ SERIES FUND, INC.

BOARD OF DIRECTORS
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Nebraska, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. -- Fixed Income and Government Money Market Portfolios. For more detailed information about the Funds, their investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                             FIXED INCOME PORTFOLIO
                       GOVERNMENT MONEY MARKET PORTFOLIO

                                     ANNUAL

                                     REPORT

                                 MARCH 31, 1998

                          ONE PACIFIC PLACE, SUITE 600
                             1125 SOUTH 103 STREET
                           OMAHA, NEBRASKA 68124-6008

                                  402-391-1980
                                  800-232-4161
                                402-391-2125 FAX

                               TABLE OF CONTENTS

FIXED INCOME PORTFOLIO
      Period Overview........................................................          3
      Schedule of Investments................................................          8
      Financial Statements...................................................         10

GOVERNMENT MONEY MARKET PORTFOLIO
      Period Overview........................................................         14
      Schedule of Investments................................................         15
      Financial Statements...................................................         16

Notes to Financial Statements................................................         20

Independent Auditor's Report.................................................         24

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                          PERFORMANCE SINCE INCEPTION

A long-term perspective on our portfolio's performance is shown below. The table shows how an investment of $10,000 in the Fixed Income Portfolio at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Fixed Income Portfolio for the one and five year periods ended March 31, 1998, and for the period since inception, calculated in accordance with SEC standardized formulas.

                   VALUE OF        VALUE OF         VALUE OF
                    INITIAL       CUMULATIVE       CUMULATIVE      TOTAL
                    $10,000      CAPITAL GAIN      REINVESTED    VALUE OF   ANNUAL RATE
  PERIOD ENDED    INVESTMENT     DISTRIBUTIONS      DIVIDENDS     SHARES     OF RETURN
----------------  -----------  -----------------  -------------  ---------  -----------

Dec. 23, 1988      $  10,000              --           --        $  10,000      --
Dec. 31, 1988          9,939               --               68      10,007      --
Dec. 31, 1989         10,020               --              900      10,920         9.1 %
Dec. 31, 1990         10,232               12            1,661      11,905         9.0
Dec. 31, 1991         10,625               13            2,597      13,235        11.4
Dec. 31, 1992         10,557               13            3,396      13,966         5.5
Dec. 31, 1993         10,820               14            4,258      15,092         8.1
Dec. 31, 1994          9,961               13            4,763      14,737        -2.4
Dec. 31, 1995         10,847               14            6,199      17,060        15.8
Dec. 31, 1996         10,637               13            7,158      17,808         4.4
Dec. 31, 1997         10,916               14            8,416      19,346         8.6
Mar. 31, 1998         11,106               14            8,563      19,683         1.7 +

The portfolio's average annual total return for the one and five year periods ended March 31, 1998, and for the period since inception (December 23, 1988), was 10.7%, 6.3% and 7.6%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $13, and the total amount of income distributions reinvested was $8,090. This information represents past performance of the portfolio and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Additional information is available from the Weitz Funds at the address listed on the front cover.

+ For the period from 1/1/98 through 3/31/98

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                         MARCH 31, 1998 - ANNUAL REPORT

                                                                   April 6, 1998

Dear Shareholder:

      The Fixed Income Portfolio's total return for the first quarter of 1998 was +1.7%, which consisted of +1.5% from net interest income (after deducting fees and expenses) and +0.2% from (unrealized) appreciation of our bonds. The table below summarizes total return data for our fund and for the average intermediate-term, investment grade fixed income fund. (Returns shown are after deducting all fees and expenses.)

                                                                      1 YEAR     5 YEARS
                                                                     ---------  ---------
Fixed Income Portfolio                                               10.7%      6.3%
Average Intermediate Investment
  Grade Fixed Income Fund*                                           10.8%      6.2%

*Source: Lipper Analytical Services

MARKET REVIEW

      Interest rates moved modestly lower during the first quarter of 1998, so our portfolio's return slightly exceeded the "coupon" income on our bonds. Economic news was classic "two-handed" economist fare -- a declining inflation rate on the one hand and strong economic growth on the other.

      The ongoing Asian "crisis" seemed to have a positive impact on U.S. interest rates. Reform efforts by many of these Asian countries decreased global demand and caused a decline in commodity prices. Crude oil, for example, fell to a nine-year low and gave us first hand experience with declining inflation in the form of lower airfares and gasoline at less than $1 per gallon. The Consumer Price Index, one measure of inflation, has risen a modest 1.4% over the past 12 months. Bond investors, heartened by this trend, pushed long-term bond yields to a 30-year low in mid-January.

      Yet bond investors remained wary as economic growth continued to surprise on the upside. Home sales set records, unemployment remained low, and consumer confidence climbed. Asian turmoil may have helped to keep inflation low but it has not yet caused the economic slowdown that many expected. In fact, the decline in the inflation rate may actually have stimulated the economy.

      We do not know whether strong growth will cause increased inflation or whether the DEFLATIONARY forces unleashed by the Asian "flu" will lead to even lower domestic inflation. So, our strategy is to continue to invest in short-to-intermediate term bonds, which provide an attractive risk/reward tradeoff. Since there is very little difference between long-term and short-term interest rates (a "flat yield curve"), our portfolio is able to generate over 90% of long-term bonds' "coupon" returns with substantially less duration risk.

      Our portfolio remains concentrated in government agency and mortgage-backed securities, since these AAA bonds yield almost as much as most corporates in today's bond market. However, we occasionally discover a bargain, such as the USA Networks 7% convertible bonds due 2003 (purchased to yield 7.7% to maturity). USA owns the Home Shopping, USA, and Sci-Fi cable networks, as well as Ticketmaster and interests in television stations and programming. It is managed by Barry Diller and controlled by Diller, Seagrams, and Liberty Media (strong parents). The company has little public debt except for two convertible issues that we feel have been overlooked in the marketplace. With improving fundamentals, solid management, and an attractive yield, we believe this enhances our portfolio.

      The following table shows some of the vital characteristics of our portfolio as of March 31:

Average Maturity                                              7.2 years
Average Duration                                              3.3 years
Average Coupon                                                7.2%
30-Day SEC Yield at 3-31-98                                   5.7%
Average Rating                                                AA

SHAREHOLDER INFORMATION MEETING

      Please join us on WEDNESDAY, MAY 27, 1998 AT THE OMAHA MARRIOTT for this annual chance to meet our staff and your fellow shareholders and to ask any questions you may have of your portfolio managers. There is no formal business to conduct, so the doors will open at 4:00 p.m. and the investment discussion will begin at 4:30 p.m. The meeting will conclude at 5:45 p.m. We have a large number of new shareholders this year, so PLEASE CALL THE RECEPTIONIST TO LET US KNOW IF YOU PLAN TO ATTEND. We look forward to seeing you then.

      If you have questions about any of our investments or strategy, please feel free to call either of us anytime.

Best Regards,

/S/ WALLACE R. WEITZ                      /S/ THOMAS CARNEY

Wallace R. Weitz                          Thomas D. Carney
President, Portfolio Manager              Portfolio Manager

                            SCHEDULE OF INVESTMENTS

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                 MARCH 31, 1998

 RATING+   FACE AMOUNT                                                                      COST         VALUE
---------  -----------                                                                  ------------  ------------
                        CORPORATE BONDS -- 28.2%
A          $   500,000  Lehman Brothers Holdings Notes 7.625% 7/15/99                   $    500,109  $    509,701
A              500,000  Salomon, Inc. Sr. Notes 7.125% 8/01/99                               500,000       507,464
A              500,000  Phillip Morris Notes 7.125% 8/15/02                                  500,000       512,613
BBB            500,000  Tenneco, Inc. Notes 8.075% 10/01/02                                  498,550       533,266
               750,000  Superior Financial Corp. Sr. Notes 8.65% 4/01/03                     750,000       750,000
A+              48,000  Homeside, Inc. 11.25% 5/15/03                                         48,000        56,880
Ba3            500,000  USA Networks, Inc. 7.0% 7/01/03                                      485,537       489,031
               250,000  Local Financial Corp. 11.0% 9/08/04                                  250,000       271,250
BBB          1,000,000  ConAgra, Inc. Sub. Notes 7.4% 9/15/04                              1,000,000     1,056,439
BB-            250,000  Century Communications Sr. Notes 9.5% 3/1/05                         261,066       268,215
A              600,000  General Motors Acceptance Corp. Debs. 6.625% 10/15/05                597,323       611,175
BBB-           500,000  Dime Savings 10.5% 11/15/05                                          526,616       533,750
B+             500,000  Vanguard Cellular Systems 9.375% 4/15/06                             528,125       527,741
BB+            375,000  CalEnergy Sr. Notes 9.5% 9/15/06                                     405,902       405,458
BBB+           500,000  Harcourt General 6.5% 5/15/11                                        484,368       489,943
AA-          1,000,000  Merrill Lynch 7.15% 7/30/12                                        1,000,000     1,022,383
AAA              1,000  Berkshire Hathaway, Inc. Debs. 9.75% 1/15/18                           1,048         1,049
                                                                                        ------------  ------------
                                Total Corporate Bonds                                      8,336,644     8,546,358
                                                                                        ------------  ------------

                        MORTGAGE-BACKED SECURITIES -- 20.4%
AAA             38,011  Federal Natl. Mtg. Assn. 11.0% 1/01/01 (Avg. Life 1.2 years)          38,630        38,011
AAA             59,202  Federal Home Loan Mtg. Corp. 9.5% 9/01/03 (Avg. Life 2.1
                         years)                                                               59,202        61,422
AAA            500,000  Federal Natl. Mtg. Assn. REMIC Planned
                         Amortization Class 7.5% 4/25/19 (Avg. Life 4.0 years)               495,812       514,375
AAA            500,000  Federal Natl. Mtg. Assn. REMIC Planned
                         Amortization Class 6.5% 10/25/18 (Avg. Life 5.1 years)              486,100       499,844
AAA            500,000  Federal Home Loan Mtg. Corp. REMIC Planned
                         Amortization Class 6.65% 9/15/21 (Avg. Life 5.9 years)              490,534       500,313
AAA          1,000,000  Federal Home Loan Mtg. Corp. REMIC Planned
                         Amortization Class 7.0% 8/15/20 (Avg. Life 5.9 years)             1,003,646     1,017,812
AAA          1,000,000  Federal Home Loan Mtg. Corp. REMIC Planned
                         Amortization Class 6.75% 12/15/21 (Avg. Life 6.1 years)             991,938     1,008,750
AAA          1,000,000  Federal Home Loan Mtg. Corp. REMIC Planned
                         Amortization Class 7.0% 9/15/09 (Avg. Life 7.3 years)             1,003,912     1,030,000
AAA          1,000,000  Federal Home Loan Mtg. Corp. REMIC Planned
                         Amortization Class 7.0% 4/15/21 (Avg. Life 7.4 years)               975,861     1,018,125
AAA            500,000  Federal Home Loan Mtg. Corp. REMIC Planned
                         Amortization Class 7.0% 7/15/21 (Avg. Life 8.5 years)               495,413       505,313
                                                                                        ------------  ------------
                                Total Mortgage-Backed Securities                           6,041,048     6,193,965
                                                                                        ------------  ------------

                See accompanying notes to financial statements.

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

 RATING+   FACE AMOUNT                                                                      COST         VALUE
---------  -----------                                                                  ------------  ------------
                        TAXABLE MUNICIPAL BONDS -- 3.1%
AA+        $    25,000  Missouri Hsg. Dev. Comm. 8.6% 9/01/05                           $     25,139  $     25,125
AAA            325,000  Baltimore Maryland 7.25% 10/15/05                                    329,632       347,184
AAA            205,000  Oklahoma Hsg. Fin. Auth. 8.7% 9/01/13                                205,000       206,025
AAA            355,000  Oklahoma Hsg. Fin. Auth. 7.3% 12/01/14                               355,000       358,550
                                                                                        ------------  ------------
                                Total Taxable Municipal Bonds                                914,771       936,884
                                                                                        ------------  ------------

                        U.S. GOVERNMENT AND AGENCY SECURITIES -- 38.9%
AAA             99,960  U.S. Treasury Zero Coupon Receipts 2/15/99                            94,077        95,025
AAA          1,000,000  Federal Natl. Mtg. Assn. 7.54% 6/04/04                             1,001,145     1,002,969
AAA          2,500,000  Federal Natl. Mtg. Assn. 7.55% 6/10/04                             2,499,389     2,544,531
AAA            100,000  U.S. Treasury Note 8.25% 5/15/05                                     103,698       104,953
AAA          1,000,000  Federal Home Loan Mtg. Corp. 7.09% 6/01/05                         1,001,608     1,016,105
AAA          1,000,000  Federal Natl. Mtg. Assn. 7.27% 8/24/05                             1,000,968     1,025,000
AAA            500,000  Federal Home Loan Bank 6.44% 11/28/05                                500,601       516,016
AAA          1,000,000  Federal Natl. Mtg. Assn. 6.64% 2/02/06                             1,000,000       995,067
AAA            500,000  Federal Home Loan Mtg. Corp. 6.407% 2/22/06                          497,043       500,115
AAA          1,000,000  Federal Natl. Mtg. Assn. 7.15% 10/11/06                              983,649     1,030,312
AAA            950,000  Federal Natl. Mtg. Assn. 7.44% 11/06/06                              951,849       956,383
AAA          1,000,000  Federal Natl. Mtg. Assn. 6.56% 11/26/07                            1,000,000     1,011,716
AAA          1,000,000  Federal Natl. Mtg. Assn. 6.50% 3/19/08                               991,723       994,900
                                                                                        ------------  ------------
                                Total U.S. Government and Agency Securities               11,625,750    11,793,092
                                                                                        ------------  ------------


             SHARES
           -----------
                        NON-CONVERTIBLE PREFERRED STOCKS -- 0.9%
Caa              5,000  Crown American Realty Trust 11.0% Pfd. Series A                      250,000       268,438
                                                                                        ------------  ------------

              FACE
             AMOUNT
           -----------
                        SHORT-TERM SECURITIES -- 11.5%
           $ 1,501,824  Norwest U.S. Government Money Market Fund                          1,501,824     1,501,824
             2,000,000  Federal Home Loan Bank Discount Note 5/06/98                       1,989,480     1,988,940
                                                                                        ------------  ------------
                                Total Short-Term Securities                                3,491,304     3,490,764
                                                                                        ------------  ------------
                                Total Investments in Securities                         $ 30,659,517    31,229,501
                                                                                        ------------  ------------
                                                                                        ------------
                        Other Liabilities In Excess of Other Assets -- (3.0%)                             (895,074)
                                                                                                      ------------
                                Total Net Assets -- 100%                                              $ 30,334,427
                                                                                                      ------------
                                                                                                      ------------
                                Net Asset Value Per Share                                             $     11.264
                                                                                                      ------------
                                                                                                      ------------

+Ratings are unaudited
                See accompanying notes to financial statements.

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1998

Assets:
    Investment in securities at value (cost $30,659,517)                          $ 31,229,501
    Accrued interest                                                                   426,959
                                                                                  ------------
            Total assets                                                            31,656,460
                                                                                  ------------

Liabilities:
    Due to adviser                                                                      12,902
    Payable for securities purchased                                                 1,299,739
    Other expenses                                                                       9,392
                                                                                  ------------
            Total liabilities                                                        1,322,033
                                                                                  ------------

Net assets applicable to outstanding capital stock                                $ 30,334,427
                                                                                  ------------
                                                                                  ------------

Net assets represented by:
    Capital stock outstanding, at par (note 4)                                           2,693
    Additional paid-in capital                                                      29,713,773
    Accumulated undistributed net investment income                                    447,557
    Accumulated net realized (loss)                                                   (399,580)
    Net unrealized apprecation of investments (note 5)                                 569,984
                                                                                  ------------
            Net assets                                                            $ 30,334,427
                                                                                  ------------
                                                                                  ------------

Net asset value and redemption price per share of outstanding
 capital stock (2,693,036 shares outstanding)                                     $     11.264
                                                                                  ------------
                                                                                  ------------

                See accompanying notes to financial statements.

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                            STATEMENT OF OPERATIONS
                           YEAR ENDED MARCH 31, 1998

Investment income:
    Dividends                                                                                  $    18,716
    Interest                                                                                     1,791,220
                                                                                               -----------
            Total investment income                                                              1,809,936
                                                                                               -----------

Expenses (note 3):
    Investment advisory fee                                                       $   130,406
    Administrative fee                                                                 58,302
    Audit fees                                                                         15,221
    Director's fees                                                                     1,575
    Other expenses                                                                     31,680
                                                                                  -----------
    Total expenses                                                                                 237,184
    Less administrative fee waived by investment adviser                                           (41,575)
                                                                                               -----------
            Net expenses                                                                           195,609
                                                                                               -----------

            Net investment income                                                                1,614,327
                                                                                               -----------
Realized and unrealized gain on investments:
    Realized gain on investments                                                                    59,909
    Net unrealized appreciation of investments                                                     892,110
                                                                                               -----------
            Net realized and unrealized gain on investments                                        952,019
                                                                                               -----------

            Net increase in net assets resulting from operations                               $ 2,566,346
                                                                                               -----------
                                                                                               -----------

                See accompanying notes to financial statements.

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          YEAR ENDED MARCH 31,
                                                                                          1998           1997
                                                                                      -------------  -------------
Increase in net assets:
    From operations:
        Net investment income                                                         $   1,614,327  $   1,091,889
        Net realized gain (loss)                                                             59,909        (14,283)
        Net unrealized appreciation (depreciation)                                          892,110       (288,919)
                                                                                      -------------  -------------
            Net increase in net assets resulting from operations                          2,566,346        788,687
                                                                                      -------------  -------------

    Distributions to shareholders from:
        Net investment income                                                            (1,462,725)    (1,044,634)
                                                                                      -------------  -------------
            Total distributions                                                          (1,462,725)    (1,044,634)
                                                                                      -------------  -------------

    Capital share transactions (note 4):
        Proceeds from sales                                                              12,009,972     11,280,073
        Payments for redemptions                                                         (6,457,068)    (6,523,492)
        Reinvestment of distributions                                                     1,328,862        947,032
                                                                                      -------------  -------------
            Total increase from capital share transactions                                6,881,766      5,703,613
                                                                                      -------------  -------------
            Total increase in net assets                                                  7,985,387      5,447,666
                                                                                      -------------  -------------

Net assets:
    Beginning of period                                                                  22,349,040     16,901,374
                                                                                      -------------  -------------

    End of period                                                                     $  30,334,427  $  22,349,040
                                                                                      -------------  -------------
                                                                                      -------------  -------------

                See accompanying notes to financial statements.

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Fixed Income Portfolio outstanding throughout the periods indicated.

                                                                                                                   DEC. 23, 1988
                                                               YEAR ENDED MARCH 31,                                (INCEPTION) TO
                                  -------------------------------------------------------------------------------    MARCH 31,
                                   1998     1997     1996     1995     1994     1993     1992     1991     1990         1989
                                  -------  -------  -------  -------  -------  -------  -------  -------  -------  --------------

NET ASSET VALUE, BEGINNING OF
 PERIOD                           $10.770  $10.900  $10.608  $10.778  $11.105  $10.781  $10.644  $10.296  $10.236     $10.142
                                  -------  -------  -------  -------  -------  -------  -------  -------  -------     -------

INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income             0.653    0.659    0.645    0.667    0.551    0.615    0.720    0.613    0.874       0.210
  Net gains or losses on
   securities (realized and
   unrealized)                      0.470   (0.112)   0.312   (0.224)  (0.290)   0.360    0.149    0.417    0.002      (0.047)
                                  -------  -------  -------  -------  -------  -------  -------  -------  -------     -------
  Total from investment
   operations                       1.123    0.547    0.957    0.443    0.261    0.975    0.869    1.030    0.876       0.163
                                  -------  -------  -------  -------  -------  -------  -------  -------  -------     -------

LESS DISTRIBUTIONS:
  Dividends from net investment
   income                          (0.629)  (0.677)  (0.665)  (0.613)  (0.588)  (0.651)  (0.731)  (0.671)  (0.816)     (0.069)
  Distributions from realized
   gains                               --       --       --       --       --       --   (0.001)  (0.011)      --          --
                                  -------  -------  -------  -------  -------  -------  -------  -------  -------     -------
  Total distributions              (0.629)  (0.677)  (0.665)  (0.613)  (0.588)  (0.651)  (0.732)  (0.682)  (0.816)     (0.069)
                                  -------  -------  -------  -------  -------  -------  -------  -------  -------     -------

NET ASSET VALUE, END OF PERIOD    $11.264  $10.770  $10.900  $10.608  $10.778  $11.105  $10.781  $10.644  $10.296     $10.236
                                  -------  -------  -------  -------  -------  -------  -------  -------  -------     -------
                                  -------  -------  -------  -------  -------  -------  -------  -------  -------     -------

TOTAL RETURN                        10.7%     5.2%     9.2%     4.4%     2.3%     9.4%     8.6%    10.4%     8.9%        1.6%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000)  $30,334  $22,349  $16,901  $11,824  $20,560  $19,655  $11,691  $ 6,261  $ 1,419     $ 1,316
Ratio of net expenses to average
 net assets+                        0.75%    0.75%    0.75%    0.75%    0.75%    0.76%    0.72%    0.73%    0.62%       1.00%*
Ratio of net investment income
 to average net assets              6.18%    6.30%    6.18%    6.16%    4.94%    6.22%    7.50%    8.45%    8.22%       9.32%*
Portfolio turnover rate               21%      24%      28%      49%      12%      15%      31%       8%      30%          0%

*  Annualized
+ Absent voluntary waivers, the expense ratio would have been 0.91%, 0.93% and 0.95% for the years ended March 31, 1998, 1997 and 1996, respectively.
++ Not annualized

                See accompanying notes to financial statements.

                            WEITZ SERIES FUND, INC.
                       GOVERNMENT MONEY MARKET PORTFOLIO
                         MARCH 31, 1998 - ANNUAL REPORT

                                                                   April 6, 1998

Dear Shareholder:

      The yield on our Government Money Market Portfolio increased modestly from the fourth quarter. As of March 31st, our 7-day and 30-day yields were 5.0% and 4.9%, respectively.

      Short-term interest rates were mostly unchanged during the first quarter. Economic turmoil in Asia helped keep U.S. inflation low, and even falling, while domestic growth continued to surprise market participants on the upside. Given these mixed economic signals, the Federal Reserve left the federal funds rate (the rate charged for overnight loans between banks) unchanged.

      Our strategy is to invest in liquid short-term Government securities that have a weighted average maturity of less than 90 days. Rates on these instruments will continue to be affected by near-term monetary policy which the Federal Reserve controls. Thus, we expect that the fund's yield will closely track Treasury bill rates.

        Best Regards,

        /S/ WALLACE R. WEITZ              /S/ THOMAS CARNEY

        Wallace R. Weitz                  Thomas D. Carney
        President, Portfolio Manager      Portfolio Manager

                            WEITZ SERIES FUND, INC.
                       GOVERNMENT MONEY MARKET PORTFOLIO
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                 MARCH 31, 1998

 RATING    FACE AMOUNT                                                                                     VALUE
---------  -----------                                                                                  -----------
                        U.S. GOVERNMENT AND AGENCY SECURITIES -- 98.5%*
   AAA     $ 2,800,000  U.S. Treasury Bill 5.196% 5/14/98                                               $ 2,783,149
   AAA       2,500,000  Federal Home Loan Bank Discount Note 5.536% 6/12/98                               2,473,000
   AAA       3,000,000  Federal Home Loan Bank Discount Note 5.506% 8/03/98                               2,945,130
                                                                                                        -----------
                          Total U.S. Government and Agency Securities                                     8,201,279
                                                                                                        -----------
                        SHORT-TERM SECURITIES -- 2.0%
               166,385  Norwest Treasury Money Market Fund, 4.914%                                          166,385
                                                                                                        -----------
                          Total Investments in Securities (Cost $8,367,664)**                             8,367,664
                                                                                                        -----------
                        Other Liabilities in Excess of Other Assets -- (0.5%)                               (37,743)
                                                                                                        -----------
                          Total Net Assets -- 100%                                                      $ 8,329,921
                                                                                                        -----------
                                                                                                        -----------

* Interest rates presented for treasury bills and discount notes are based upon yield to maturity rate(s) at date(s) of purchase.
**Cost is the same for Federal income tax purposes.

                See accompanying notes to financial statements.

                            WEITZ SERIES FUND, INC.
                       GOVERNMENT MONEY MARKET PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1998

Assets:
    Investment in securities at amortized cost, which approximates value          $  8,367,664
    Accrued interest                                                                     1,102
                                                                                  ------------
            Total assets                                                             8,368,766
                                                                                  ------------

Liabilities:
    Due to adviser                                                                       1,779
    Distributions payable                                                               34,662
    Other expenses                                                                       2,404
                                                                                  ------------
            Total liabilities                                                           38,845
                                                                                  ------------

Net assets applicable to outstanding capital stock                                $  8,329,921
                                                                                  ------------
                                                                                  ------------

Net assets represented by:
    Capital stock outstanding, at par (note 4)                                           8,330
    Additional paid-in capital                                                       8,321,591
                                                                                  ------------

            Net assets                                                            $  8,329,921
                                                                                  ------------
                                                                                  ------------

Net asset value and redemption price per share of outstanding
 capital stock (8,329,921 shares outstanding)                                     $      1.000
                                                                                  ------------
                                                                                  ------------

                See accompanying notes to financial statements.

                            WEITZ SERIES FUND, INC.
                       GOVERNMENT MONEY MARKET PORTFOLIO
                            STATEMENT OF OPERATIONS
                           YEAR ENDED MARCH 31, 1998

Investment income:
    Interest                                                                                   $   457,092
                                                                                               -----------
            Total investment income                                                                457,092
                                                                                               -----------

Expenses (note 3):
    Investment advisory fee                                                       $    41,977
    Administrative fee                                                                 20,810
    Audit fees                                                                         15,114
    Registration expenses                                                               7,810
    Director's fees                                                                       467
    Other expenses                                                                      7,573
                                                                                  -----------
    Total expenses                                                                                  93,751
    Less advisory and administrative fees waived and other
     expenses assumed by investment adviser                                                        (51,774)
                                                                                               -----------
            Net expenses                                                                            41,977
                                                                                               -----------

            Net investment income and net increase
             in net assets resulting from operations                                           $   415,115
                                                                                               -----------
                                                                                               -----------

                See accompanying notes to financial statements.

                            WEITZ SERIES FUND, INC.
                       GOVERNMENT MONEY MARKET PORTFOLIO
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         YEAR ENDED MARCH 31,
                                                                                         1998            1997
                                                                                    --------------  --------------
Net increase in net assets resulting from operations:                               $      415,115  $      249,145

Distributions to shareholders from:
      Net investment income                                                               (415,115)       (249,145)
                                                                                    --------------  --------------
        Total distributions                                                               (415,115)       (249,145)
                                                                                    --------------  --------------

Capital share transactions, at $1.00 per share (note 4):
      Proceeds from sales                                                               16,478,253      14,177,677
      Payments for redemptions                                                         (14,371,953)    (12,740,140)
      Reinvestment of distributions                                                        403,683         240,799
                                                                                    --------------  --------------
        Total increase from capital share transactions                                   2,509,983       1,678,336
                                                                                    --------------  --------------
        Total increase in net assets                                                     2,509,983       1,678,336
                                                                                    --------------  --------------

Net assets:
    Beginning of period                                                                  5,819,938       4,141,602
                                                                                    --------------  --------------

    End of period                                                                   $    8,329,921  $    5,819,938
                                                                                    --------------  --------------
                                                                                    --------------  --------------

                See accompanying notes to financial statements.

          WEITZ SERIES FUND, INC. -- GOVERNMENT MONEY MARKET PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Government Money Portfolio outstanding throughout the periods indicated.

                                                                                                       AUG. 1, 1991
                                                             YEAR ENDED MARCH 31,                     (INCEPTION) TO
                                          ----------------------------------------------------------     MARCH 31,
                                            1998      1997      1996      1995      1994      1993         1992
                                          --------  --------  --------  --------  --------  --------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD      $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000      $  1.000
                                          --------  --------  --------  --------  --------  --------       -------

INCOME FROM INVESTMENT OPERATIONS:

  Net investment income                      0.049     0.047     0.051     0.042     0.028     0.031         0.031
                                          --------  --------  --------  --------  --------  --------       -------

LESS DISTRIBUTIONS:

  Dividends from net investment income      (0.049)   (0.047)   (0.051)   (0.042)   (0.028)   (0.031)       (0.069)
                                          --------  --------  --------  --------  --------  --------       -------

NET ASSET VALUE, END OF PERIOD            $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000      $  1.000
                                          --------  --------  --------  --------  --------  --------       -------

TOTAL RETURN                                  5.1%      4.8%      5.2%      4.2%      2.9%      3.2%          4.7%*

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period ($000)          $  8,330  $  5,820  $  4,142  $  2,669  $  1,918  $    555      $    278

Ratio of net expenses to average net
 assets+                                     0.50%     0.50%     0.50%     0.50%     0.25%     0.26%         0.27%*

Ratio of net investment income to
 average net assets                          4.95%     4.71%     4.95%     4.18%     2.81%     3.05%         4.65%*

* Annualized
+ Absent voluntary waivers, the expense ratio would have been 1.12%, 1.15% and 1.14% for the years ended March 31, 1998, 1997 and 1996, respectively.

                See accompanying notes to financial statements.

                            WEITZ SERIES FUND, INC.
                             FIXED INCOME PORTFOLIO
                       GOVERNMENT MONEY MARKET PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 1998

(1) ORGANIZATION

    Weitz Series Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At March 31, 1998, the Fund had four series in operation: the Fixed Income Portfolio, the Government Money Market Portfolio, the Value Portfolio, and the Hickory Portfolio. The accompanying financial statements present the financial position and results of operations of the Fixed Income and the Government Money Market Portfolios (the "Portfolios").

    The Fixed Income Portfolio's investment objective is high current income consistent with preservation of capital.

    The Government Money Market Portfolio's investment objective is current income consistent with the preservation of capital and maintenance of liquidity. The Government Money Market Portfolio invests principally in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements thereon with maturities not exceeding one year.

    The following significant accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(2) SIGNIFICANT ACCOUNTING POLICIES

   (a) VALUATION OF INVESTMENTS

       FIXED INCOME PORTFOLIO
       Investment securities are carried at market determined using the following valuation methods:

          - Securities traded on a national or regional securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and asked prices.

          - Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

          - The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

          - The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervison of the Fund's Board of Directors.

       GOVERNMENT MONEY MARKET PORTFOLIO
       Investment securities are carried at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors. This method of valuation is used consistently throughout the industry by money market funds wishing to maintain a constant net asset value per share.

   (b) FEDERAL INCOME TAXES

       Since the Portfolios' policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

       Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fixed Income Portfolio.

   (c) SECURITY TRANSACTIONS

       Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.

       With respect to the Fixed Income Portfolio, income dividends and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned.

       With respect to the Government Money Market Portfolio, in computing net investment income, the portfolio amortizes premiums and discounts and accrues interest income daily.

   (d) DIVIDEND POLICY

       The Fixed Income Portfolio will declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the

       Internal Revenue Code. Generally, the Fixed Income Portfolio pays income dividends on a quarterly basis. All dividends and distributions will be reinvested automatically unless the shareholder elects otherwise.

       The Government Money Market Portfolio will declare dividends daily and pay dividends monthly.

   (e) USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3) RELATED PARTY TRANSACTIONS

    The Fund and Portfolios have retained Wallace R. Weitz & Company (the "Adviser") as their exclusive investment adviser. In addition, the Fund has an agreement with Weitz Securities, Inc. to act as distributor for the Portfolios' shares. Certain officers and directors of the Fund are also officers and directors of the Adviser and Weitz Securities, Inc.

    Under the terms of a management and investment advisory agreement, the Adviser receives a management fee equal to 1/2% per annum of the Portfolios' average daily net asset value. The Adviser has agreed to reimburse each Portfolio up to the amount of advisory fees paid to the extent that total expenses exceed 1% of the respective Portfolio's average annual daily net asset value.

    For the year ended March 31, 1998, the Adviser waived investment advisory fees of 1/4% per annum of the Government Money Market Portfolio's average daily net asset value.

    Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Fund for which the Adviser is being paid a monthly fee. During the year ended March 31, 1998, the fee was calculated as follows:

                                                               AVERAGE ANNUAL RATE
                                                            ON PORTFOLIO'S DAILY NET
                                                                     ASSETS                WAIVED
                                                          -----------------------------  -----------
    Fixed Income Portfolio                                               .22%                  .16%

    Government Money Market Portfolio                                    .25%                  .25%

    The total investment advisory and administrative fees waived and other expenses assumed by the Adviser are set forth in each Portfolio's Statement of Operations.

    Weitz Securities, Inc. as distributor, received no compensation for distribution of shares of the Portfolios.

(4) CAPITAL STOCK

    The Fund is authorized to issue a total of 100 million shares of common stock in series with a par value of $.001 per share. Ten million of these shares have been authorized by the Board of Directors to be issued in the series designated Fixed Income Portfolio and thirty million of these shares have been authorized to be issued in the series designated Government Money Market Portfolio. The Board of Directors may authorize additional shares in other series of the Fund's shares without shareholder approval. Each share of stock will have a pro rata interest in the assets of the portfolio to which the stock of that series relates and will have no interest in the assets of any other series.

    Transactions in the capital stock of the Fixed Income Portfolio are summarized as follows:

                                                      YEAR ENDED MARCH 31,
                                                       1998         1997
                                                    -----------  -----------
Transactions in shares:
  Shares issued                                       1,080,177    1,040,794
  Shares redeemed                                      (583,294)    (604,489)
  Reinvested dividends                                  121,126       88,172
                                                    -----------  -----------
    Net increase                                        618,009      524,477
                                                    -----------  -----------
                                                    -----------  -----------

(5) SECURITIES TRANSACTIONS

    FIXED INCOME PORTFOLIO
    Purchases and proceeds from maturities or sales of investment securities of the Fixed Income Portfolio, other than short-term securities, aggregated $12,176,830 and $5,126,510, respectively. The cost of investments is the same for financial reporting and Federal income tax purposes. At March 31, 1998, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $578,951 and $8,967, respectively.

    For Federal income tax purposes, the Fixed Income Portfolio has realized capital loss carryforwards of $399,580 available to offset future realized capital gains. To the extent that such carryforwards are used, no capital gains distributions will be made. The carryforwards expire as follows: March 31, 2002 -- $32,184, March 31, 2003 -- $4,254, March 31, 2004 -- $348,510,
    and March 31, 2005 -- $14,632.

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Shareholders
Weitz Series Fund, Inc. -- Fixed Income Portfolio and Government Money Market
Portfolio:

    We have audited the accompanying statements of assets and liabilities of the Fixed Income Portfolio and Goverment Money Market Portfolio, series of Weitz Series Fund, Inc., including the schedules of investments in securities, as of March 31, 1998, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for all years prior to April 1, 1996, were audited by other auditors whose report, dated April 17, 1996, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fixed Income Portfolio and Government Money Market Portfolio, series of Weitz Series Fund, Inc. as of March 31, 1998, and the results of their operations, changes in their net assets, and financial highlights for the periods indicated above in conformity with generally accepted accounting principles.

                                          /s/ McGladrey & Pullen, LLP
New York, New York
April 17, 1998